DEBENTURE PURCHASE AGREEMENT

This Debenture Purchase Agreement (this “Agreement”) is dated as of February ___, 2012 between CytoSorbents Corporation, a corporation formed under the laws of the State of Nevada (the “Company”), and each of the entities and persons identified on the signature pages hereto (including their successors and assigns, each a “Purchaser” and collectively the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder and Regulation S, the Company desires to issue and sell to each Purchaser, and each Purchaser desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Definitions.  In addition to the terms defined elsewhere in this Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Debentures (as defined herein), and (b) the following terms have the meanings set forth in this Section 1.1:

“Action” shall have the meaning ascribed to such term in Section 3.1(h).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.  With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, or any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing” means the closing of the purchase and sale of the Debentures pursuant to Section 2.1.

“Closing Date” means the Business Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligations to pay the Purchase Price and (ii) the Company’s obligations to deliver the Debentures have been satisfied or waived, including without limitation the Company’s written acceptance of the subscriptions as set forth in Section 2.1.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the Common Stock of the Company, par value $.001 per share and any other class of securities into which such securities may hereafter be reclassified or changed into.

“Debentures” means the 8% Convertible Debentures to be issued by the Company to the Purchasers hereunder, in the form of Exhibit A attached hereto.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“GAAP” shall have the meaning ascribed to such term in Section 3.1(f).

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“OTCBB” means the OTC Bulletin Board.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchase Price” shall mean the aggregate of up to $[___________] payable by the Purchasers for an aggregate of a like amount of Debenture principal.

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.4.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Transaction Documents” means this Agreement, the Debentures, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Underlying Securities” means the Common Stock issuable upon conversion of the Debentures.

ARTICLE II.

PURCHASE AND SALE

2.1 Closing.  On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and the Purchasers agree to purchase in the aggregate, for the Purchase Price of up to $[__________] in principal amount of the Debentures.  Each Purchaser shall deliver to the Company, by certified check payable to the Company or by wire transfer to a bank account designated by the Company, immediately available funds equal to such Purchaser’s pro-rata portion of the Purchase Price and the Company shall deliver to each Purchaser such Purchaser’s Debentures, as determined pursuant to Section 2.2(a), and the Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing.  Upon satisfaction of the conditions set forth in Sections 2.2 and 2.3, and receipt and acceptance of the Purchase Price, the Closing shall occur at such location as the parties shall mutually agree.

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2.2 Deliveries.

(a) On the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i) this Agreement duly executed by the Company;

(ii) a Debenture with a principal amount equal to such Purchaser’s Purchase Price, registered in the name of such Purchaser; and

(iii) a certificate from an officer of the Company certifying that the approval by the Company’s Board of Directors of the execution and delivery of this Agreement and every other Transaction Document and any and all of the Company’s obligations hereunder and thereunder has been obtained.

(b) On the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

(i) this Agreement duly executed by such Purchaser; and

(ii) such Purchaser’s pro-rata portion of the Purchase Price by wire transfer to the account as specified by the Company.

2.3 Closing Conditions.

(a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects on the Closing Date of the representations and warranties of the Purchasers contained herein;

(ii) all obligations, covenants and agreements of the Purchasers required to be performed at or prior to the Closing Date shall have been performed;

(iii) Company’s written acceptance of subscriptions referenced in Section 2.1, which acceptance shall be at the sole discretion of the Company; and

(iv) the delivery by the Purchasers of the items set forth in Section 2.2(b) of this Agreement.

(b) The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Company contained herein;

(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

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(iii) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement; and

(iv) there shall have been no Material Adverse Effect with respect to the Company since the date hereof.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Purchasers on the Closing Date:

(a) Subsidiaries.  All of the direct and indirect Subsidiaries of the Company as of the date of this Agreement and the Closing Date are identified on Schedule 3.1(a).  The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. If the Company has no Subsidiaries as of the date of this Agreement and as of the Closing, all other references to the Subsidiaries or any of them in the Transaction Documents shall be disregarded.

(b) Organization and Qualification.  The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.  Each of the Company and the Subsidiaries is duly qualified to conduct business as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, or condition (financial or otherwise) of the Company, taken as a whole, (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document, a “Material Adverse Effect”) and, to the knowledge of the Company, no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c) Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection therewith.  Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

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(d) No Conflicts.  The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the other transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary except as created by the Transaction Documents, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected.

(e) Issuance of the Debentures.  The Debentures are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer described in the Transaction Documents.

(f) Financial Statements.  The Company’s financial statements have been prepared in accordance with generally accepted accounting principles of the United States (“GAAP”) applied on a consistent basis throughout the periods covered thereby, fairly present the financial condition, results of operations and cash flows of the Company and the Subsidiaries as of the respective dates thereof and for the periods referred to therein and are consistent with the books and records of the Company and the Subsidiaries, except as may be otherwise specified in such financial statements or the notes thereto and except that the Company Financial Statements may not contain all footnotes required by GAAP and normal year-end adjustments.

(g) Material Changes.  Since the last Company financial statement filed on EDGAR, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business, and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP, (iii) the Company has not altered its method of accounting, and (iv) the Company has not declared or made any cash dividend or distribution of cash to its stockholders.

(h) Litigation.  Other than as set forth on Schedule 3.1(h), there is no action, suit, inquiry, notice of violation, or investigation pending or, to the knowledge of the Company, threatened or likely against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) or Proceeding which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Debentures, or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect.  Neither the Company nor any Subsidiary, nor any manager, director or officer thereof, is or has been the subject of any Action or Proceeding involving a claim of violation of or liability under applicable securities laws or a claim of breach of fiduciary duty.  There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation or Proceeding by the Commission or any state securities administrator, secretary of state, or state agency involving the Company or any current or former director or officer of the Company.

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(i) Internal Accounting Controls.  The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(j) Private Placement.  Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, no registration under the Securities Act or any other applicable law rule or regulation is required for the offer and sale of the Debentures by the Company to the Purchasers as contemplated hereby.

(k) Disclosure.  All disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.   The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

(l) No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Debentures to be integrated with prior offerings by the Company for purposes of the Securities Act which would require the registration of any such securities under the Securities Act.

(m) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary has filed all necessary applicable tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

(n) No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Debentures by any form of general solicitation or general advertising.  The Company has offered the Debentures for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(o) No Disagreements with Accountants and Lawyers.  There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which could affect the Company’s ability to perform any of its obligations under any of the Transaction Documents.

(p) Acknowledgment Regarding Purchasers’ Purchase of Debentures.  The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby.  The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Debentures.  The Company further represents to the Purchasers that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

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3.2 Representations and Warranties of the Purchaser.  Each Purchaser, severally and not jointly, hereby represents and warrants, with respect only to itself, as of the date hereof and as of the Closing Date to the Company as follows:

(a) Organization; Authority.  Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate or similar action on the part of such Purchaser.  Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Own Account.  Such Purchaser understands that the Debentures are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Debentures as principal for its own account and not with a view to or for distributing or reselling such Debentures or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Debentures in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Debentures (this representation and warranty not limiting such Purchaser’s right to sell the Debentures pursuant to a registration statement or otherwise in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law.  Such Purchaser is acquiring the Debentures hereunder in the ordinary course of its business. The undersigned acknowledges that (i) the Debentures will be issued pursuant to applicable exemptions from registration under the Securities Act and any applicable state securities laws, and (ii) the Debentures have not been registered under the Securities Act, in reliance on the exemption from registration provided by Section 4(2) thereof. In connection therewith, the undersigned hereby covenants and agrees that it will not offer, sell, or otherwise transfer the Debentures unless and until it obtains the consent of the Company and such Debentures are registered pursuant to the Act and the laws of all jurisdictions which in the opinion of the Company may be applicable or unless such Debentures are, in the opinion of the Company, otherwise exempt from registration thereunder.

(c) Purchaser Status.  At the time such Purchaser was offered the Debentures, it was, and at the date hereof it is, and on each date on which it converts any Debentures it will be either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.  Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

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(d) Experience of the Purchaser.  Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Debentures, and has so evaluated the merits and risks of such investment.  Such Purchaser has had the opportunity to ask questions and obtain information necessary to make an investment decision. To the extent the undersigned has taken advantage of such opportunity, they have received satisfactory answers concerning the purchase of the Debentures. Such Purchaser understands that the offer and sale of the Debentures is being made only by means of this Agreement. Such Purchaser understands that the Company has not authorized the use of, and such Purchaser confirms that such Purchaser is not relying upon any other information, written or oral, other than material contained in this Agreement and the Transaction Documents. Such Purchaser is able to bear the economic risk of an investment in the Debentures and, at the present time, is able to afford a complete loss of such investment and its financial condition is such that it has no need for liquidity with respect to its investment in the Debentures to satisfy any existing or contemplated undertaking or indebtedness. Such Purchaser has discussed with its professional, legal, tax and financial advisers the suitability of an investment in the Company by the undersigned for its particular tax and financial situation. All information that the undersigned has provided to the Company concerning itself and its financial position is correct and complete as of the date set forth below, and if there should be any material change in such information, the undersigned will immediately provide such information to the Company.

(e) General Solicitation. Such Purchaser is not purchasing the Debentures as a result of any advertisement, article, notice or other communication regarding the Debentures published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(f) Reliance. Such Purchaser acknowledges that the Company will be relying on the foregoing representations and warranties in making a determination as to the availability of federal and state securities laws exemptions. The Company acknowledges and agrees that each Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) The Debentures may only be disposed of in compliance with state and federal securities laws.  In connection with any transfer of Debentures other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of the Purchaser, in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Debentures under the Securities Act.  As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement.

(b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Debentures in the following form:

THIS NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

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The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Debentures to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Debentures to the pledgees or secured parties.  Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith.  Further, subject to the aforesaid, no notice shall be required of such pledge.  At the Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Debentures may reasonably request in connection with a pledge or transfer of the Debentures.

4.2 Integration.  From and after the Closing Date, the Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Debentures to the Purchasers in a manner that would require the registration under the Securities Act of the sale of the Debentures to the Purchasers, nor enter into any purchase, sale, merger or business combination transaction pursuant to which the business of another Person is combined with that of the Company, in whatever form, or enter into any other agreement or series of related agreements (including, without limitation, joint venture, sale of assets, license agreement, distribution agreement, etc.).

4.3 Non-Public Information.  The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information.  The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.4 Indemnification of Purchasers.  Subject to the provisions of this Section 4.4, the Company will indemnify and hold each Purchaser and their respective directors, officers, stockholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls any Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, stockholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling person (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against a Purchaser Party in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of the Purchaser Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings the Purchaser Party may have with any such stockholder or any violations by the Purchaser Party of state or federal securities laws or any conduct by the Purchaser Party which constitutes fraud, negligence, willful misconduct or malfeasance).  If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party.  Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel.  The Company will not be liable to any Purchaser Party under this Agreement (i) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents.

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4.5 Equal Treatment of Purchasers.  No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. Further, the Company shall not make any payment of principal or interest on the Debentures in amounts which are disproportionate to the respective principal amounts outstanding on the Debentures at any applicable time.  For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Debentures or otherwise.

4.6 Form D; Blue Sky Filings.  The Company agrees to timely file a Form D with respect to the Debentures as required under Regulation D and to provide a copy thereof to each Purchaser promptly upon filing. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Debentures for, sale to the Purchasers at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall promptly provide evidence of such actions promptly upon request of any Purchaser.

4.7 Preservation of Corporate Existence. The Company shall preserve and maintain for itself and each Subsidiary its corporate existence, rights, privileges and franchises in the jurisdiction of its incorporation, and qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is necessary in view of its business or operations and where the failure to qualify or remain qualified might reasonably have a Material Adverse Effect.

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ARTICLE V.

MISCELLANEOUS

5.1  Termination.  This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if this Agreement has not been previously accepted by the Company.

5.2  Fees and Expenses. Except as expressly set forth in the Transaction Documents, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Debentures to the Purchasers.

5.3 Entire Agreement.  The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4 Notices.  Any and all notices or other communications or deliveries to be provided by the Purchasers hereunder, shall be in writing and delivered personally, by facsimile, pdf or other electronic delivery, or sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth below, or such other email address, facsimile number or address as the Company may specify for such purpose by notice to the Holder delivered in accordance with this Section 5.4.  Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to the Holder at the address set forth below.  Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile or electronic delivery at the facsimile number or email address specified in this Section 5.4 prior to 5:30 p.m. (New York City time), (ii) the Business Day immediately following the date of transmission, if such notice or communication is delivered via facsimile or electronic delivery at the facsimile number or email address specified in this Section 5.4 between 5:30 p.m. (New York City time) and 11:59 p.m. (New York City time) on any date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

If to the Company, to:

CytoSorbents Corporation

7 Deer Park Drive, Suite K

Monmouth Junction, New Jersey 08852

Attn: Phillip Chan, Chief Executive Officer

If to the Purchasers, to the addresses set forth on the signature pages.

5.5 Amendments; Waivers.  No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and each such purchaser hereto, or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

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5.6 Headings.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7 Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  The Company may not assign this Agreement or any rights or obligations hereunder.  A Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Debentures, provided that such transferee agrees in writing to be bound, with respect to the transferred Debentures, by the provisions of the Transaction Documents that apply to the “Purchasers.”

5.8 No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

5.9 Applicable law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state and county of New York. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

5.10 Survival.  The representations and warranties shall survive the Closing and the delivery of the Debentures for a period of one (1) year from the date this Agreement is executed.

5.11 Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.12 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

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5.13 Rescission and Withdrawal Right.  Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

5.14 Replacement of Debentures.  If any certificate or instrument evidencing any Debentures is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction.  The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Debentures.

5.15 Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agrees to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.16 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.17 Usury.  To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by any Purchaser in order to enforce any right or remedy under any Transaction Document.  Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate.  It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date forward, unless such application is precluded by applicable law.  If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Purchaser with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such Purchaser to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at such Purchaser’s election.

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5.18 Independent Nature of Purchasers’ Obligations and Rights.  The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document.  Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.  Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents.  The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

5.19 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.20 Waiver of Jury Trial.  In any action, suit or proceeding in any jurisdiction brought by any party against any other party, the parties each knowingly and intentionally, to the greatest extent permitted by applicable law, hereby absolutely, unconditionally, irrevocably and expressly waives forever trial by jury.

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SIGNATURE PAGES FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Debenture Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

CYTOSORBENTS CORPORATION
__________________________________________ By: Phillip Chan Title: Chief Executive Officer

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SIGNATURE PAGE FOR PURCHASER FOLLOWS]

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[PURCHASER SIGNATURE PAGES TO CYTOSORBENTS CORPORATION

DEBENTURE PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Debenture Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: _________________________________________________________________

Signature of Authorized Signatory of Purchaser: __________________________________________

Name of Authorized Signatory: _______________________________________________________

Title of Authorized Signatory: ________________________________________________________

Email Address of Purchaser: _________________________________________________________

Facsimile Number of Purchaser: _____________________________________________________

Address for Notice of Purchaser: _____________________________________________________

________________________________________________________________________________

Address for Delivery of Debentures for Purchaser (if not same as address for notice):

_____________________________________________________________________________

_____________________________________________________________________________

Purchase Price and Principal Amount of Debenture: US$ _______________________________

EIN Number, if applicable, will be provided under separate cover: ________________________

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LIST OF EXHIBITS AND SCHEDULES

Exhibit A Form of Debenture

Schedule 3.1(a) Subsidiaries

Schedule 3.1(h) Litigation

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EXHIBIT A

FORM OF DEBENTURE

CONVERTIBLE NOTE

$ _____

Maturity Date : 12 Months from Note closing date

FOR VALUE RECEIVED, the undersigned CytoSorbents Corporation (the “Company”), promises to pay in equity as set forth below on or before xx/xx/xx, to________ (“Creditor"), at New York, NY the principal sum of __________ ($0.00) (the “Principal”), together with interest accruing thereon at the rate of 8% per annum, payable on or before maturity of the Note. This Note together with any Warrants issued hereunder shall be defined as the Securities (the “Securities”).

The Note will be subordinate to any future debt financing. There are no registration rights for the Common Stock underlying the Note, interest, or Warrants.

Conversion into New Financing: In the event that at any time during the term of the Note, the Company closes on any debt or equity financing in an aggregate amount greater or equal to $750,000 including any equity financing or any financing which provides for a right to convert into equity (such financing shall be referred to as the “New Financing”), and if any principal and interest owed under this Note remains outstanding, the Securities may, at the sole option of the Creditor, be exchanged for the equivalent dollar amount of securities sold in the New Financing. The Company shall notify the Creditor in writing within five (5) business days of closing the New Financing and the Creditor shall have thirty (30) days to exercise this option from the receipt of the notice from the Company of the New Financing.

In the event that the Creditor chooses not to convert the outstanding principal and interest owed under the Note in accordance with the New Financing and during the term of the Note, the Company closes on an additional New Financing, debt or equity, in an aggregate amount greater or equal to $750,000 (such additional financing shall be referred to as the “Additional New Financing”), and if any principal and interest remains outstanding under the Note then the Securities may, at the sole option of the Creditor, be exchanged for the equivalent dollar amount of securities sold in the Additional New Financing. The Company shall notify the Creditor in writing within five (5) business days of closing the Additional New Financing and the Creditor shall have thirty (30) days to exercise this option from the receipt of the notice from the Company of the Additional New Financing. In the event the Creditor chooses not to convert into such Additional New Financing his right shall be deemed waived, but solely for that particular transaction, and shall remain in full effect for any subsequent Additional New Financings, during the term of the Note as long as the Creditor continues to hold any Principal and interest outstanding under the Note.

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Conversion in accordance with terms of Note: Alternatively at any time during the term of the Note, at the sole option of the Creditor, the outstanding principal and interest owed under the Note, in whole or in part, may be converted into Common Stock of the Company at a rate of $0.15 per share of Common. At the maturity of the Note, any outstanding principal and interest will be converted into Common Stock of the Company at a rate of $0.15 per share of Common. Based upon the above, this note will be repaid through the conversion into equity and the Company will have no obligation to repay in cash.

Warrants: 25% Warrant coverage as follows: The Company will issue the Creditor five-year warrants (the “Warrants”) to purchase that number of shares of Common Stock equal to the quotient obtained by dividing (x) 25% of the Principal, by (y) $0.15, with the resulting number of shares having an exercise price equal to $0.175 per share of Common Stock. The Warrants shall only begin to be exercisable at the earlier of either (i) the Maturity Date, or (ii) the date on which the total outstanding principal and interest has been converted into Common Stock of the Company at a rate of $0.15 as defined above.

Cashless Exercise of Warrants: If the current market value of the Company’s Common Stock (as defined below) is greater than the warrant exercise price, in lieu of delivering the exercise price in cash or check the Creditor may elect to exchange the warrants, in whole or in part, to receive in exchange that number of shares of Common Stock equal to the value of these Warrants or portion thereof being exercised (the "Net Issue Exercise"). If the Creditor wishes to elect the Net Issue Exercise, the Creditor shall notify the Company of his election in writing at the time the Creditor delivers to the Company the notice of exercise in the form attached hereto along with the surrender of the warrant at the principal office of the Company. In the event the Creditor shall elect the Net Issue Exercise, the Creditor shall receive upon exercise of the Warrants that number of shares of Common Stock equal to (A) the product of (i) the number of shares purchasable under this warrant by means of a cash exercise, or portion thereof being exercised, and (ii) the excess of the current market value (as defined below) per share over the warrant exercise price per share, divided by (B) the current market value, as defined below, of each share. Current market value of the Common Stock shall be determined as follows:

(i) If the shares are listed on a national securities exchange, listed for trading on the Nasdaq Stock Market, listed for trading over the counter, bulletin board or pink sheets, the current market value shall be the volume weighted average of the reported closing sale prices of the shares on such exchange or system for five (5) consecutive business trading days ending on the last business trading day prior to the date of exercise of this warrant; or

(ii) If the shares are no longer listed as in (i) above, the current market value shall be the volume weighted average of the reported closing sale prices of the shares for the last fifteen (15) reported consecutive business trading days on such exchange or system immediately preceding 180 business trading days from the delisting of the shares, within the term of the Note; or

(iii) If there were no such sales during the term of the Note, the most significant recent sale, as determined in a reasonable manner by the Directors of the Company.

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Compliance with Securities Laws: (i)   The Creditor, by acceptance hereof, acknowledges that this Note and the shares of Common Stock to be issued upon conversion hereof are being acquired solely for the Creditor’s own account and not as a nominee for any other party, and for investment, and that the Creditor will not offer, sell or otherwise dispose of this Note or any shares of Common Stock to be issued upon conversion hereof except pursuant to an effective registration statement, or an exemption from registration, under the Securities Act and any applicable state securities laws. (ii)   Except as provided in paragraph (iii) below, this Note and all certificates representing shares of Common Stock issued upon conversion hereof shall be stamped or imprinted with a legend in substantially the following form:

THIS NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

 (iii)   The Company agrees to reissue the certificates representing any of the Common Stock, without the legend set forth above if at such time, prior to making any transfer of any such securities, the Creditor shall give written notice to the Company describing the manner and terms of such transfer. Such proposed transfer will not be effected until: (a) either (i) the Company has received an opinion of counsel reasonably satisfactory to the Company, to the effect that the registration of such securities under the Securities Act is not required in connection with such proposed transfer, (ii) a registration statement under the Securities Act covering such proposed disposition has been filed by the Company with the United States Securities and Exchange Commission and has become effective under the Securities Act, or (iii) the Company has received other evidence reasonably satisfactory to the Company that such registration and qualification under the Securities Act and state securities laws are not required.

This Note and any of its terms may be changed, waived, or terminated only by a written instrument signed by the party against which enforcement of that change, waiver, or termination is sought.

If any action is instituted to collect this Note or enforce any terms hereof, the Company promises to pay all legal fees and other expenses reasonably incurred by the Creditor in connection therewith.

The Company hereby waives notice of presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

This Note is made in, governed by, and shall be construed in accordance with the laws of the State of New York.

CYTOSORBENTS CORPORATION

By_______________________________

Name: Phillip Chan

Title: Chief Executive Officer

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